CONVERTIBLE NON-CONTROLLING INTERESTS (Details) - 12 months ended Dec. 31, 2021 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
REDEEMABLE CONVERTIBLE PREFERRED SHARES
Issuance of BEST Asia Series A preferred shares, net of issuance cost	¥ 191,865	$ 30,108
Net loss attributable to convertible non-controlling interests	(30,530)	(4,791)
Adjustment of convertible non-controlling interests	30,530	4,791
Balance at end of the year	¥ 191,865	$ 30,108